SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2011

V.F. CORPORATION
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

1-5256		23-1180120
(Commission File Number)		(IRS Employer Identification No.)

105 Corporate Center Boulevard Greensboro, North Carolina		27408
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (336) 424-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.        Completion of Acquisition or Disposition of Assets

On September 13, 2011, V.F. Corporation (the “Company”) completed its previously announced acquisition of The Timberland Company (“Timberland”).  Pursuant to the terms of the Agreement and Plan of Merger dated as of June 12, 2011 (the “Merger Agreement”) among the Company, Timberland and VF Enterprises, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), Merger Sub merged with and into Timberland (the “Merger”), with Timberland continuing as the surviving corporation and a wholly owned subsidiary of the Company.

Under the terms of the Merger Agreement, each outstanding share of Timberland common stock (other than shares held by stockholders who properly demanded appraisal rights, shares held in treasury by Timberland and shares owned by the Company or any subsidiary of the Company) was cancelled and converted into the right to receive $43.00 in cash, without interest.

The foregoing summary of the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 13, 2011 and incorporated herein by reference.

Item 7.01         Regulation FD Disclosure

On September 13, 2011, the Company issued a press release announcing the completion of the Merger.  A copy of the press release is furnished as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(d) Exhibits

2.1
Agreement and Plan of Merger dated as of June 12, 2011 among V.F. Corporation, VF Enterprises, Inc. and The Timberland Company (incorporated by reference to Exhibit 2.1 of V.F. Corporation’s Current Report on Form 8-K filed on June 13, 2011).

99.1	Press Release of V.F. Corporation dated September 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION

Date:	September 13, 2011	By:	/s/ Laura C. Meagher
			Name:	Laura C. Meagher
			Title:	Vice President – Deputy General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

2.1
Agreement and Plan of Merger dated as of June 12, 2011 among V.F. Corporation, VF Enterprises, Inc. and The Timberland Company (incorporated by reference to Exhibit 2.1 of V.F. Corporation’s Current Report on Form 8-K filed on June 13, 2011).

99.1	Press Release of V.F. Corporation dated September 13, 2011.